EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS FOURTH QUARTER AND
FULL YEAR 2020 FINANCIAL RESULTS

•Subscription revenue of $170.5 million for the full year 2020, up 17% year-over-year.
•Full year recurring revenue as a percentage of total revenue of 85%, up more than 350 basis points year-over-year.

HOUSTON – February 4, 2021 — PROS Holdings, Inc. (NYSE: PRO), a provider of AI-powered solutions that optimize selling in the digital economy, today announced financial results for the fourth quarter and full year ended December 31, 2020.

“I’m incredibly proud of our global team who helped grow our business and delivered a record number of customer go-lives during this challenging year,” stated CEO Andres Reiner. “We’ve been innovating on our platform to ensure companies are prepared for the shift to digital selling. Industry analysts expect that by 2025, 80% of B2B sales interactions will occur in digital channels, and we’re well-positioned to capture the large market opportunity in front of us.”

Fourth Quarter and Full Year 2020 Financial Highlights

Key financial results for the fourth quarter and full year 2020 are shown below. Throughout this press release, all dollar figures are in millions, except net loss per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q4 2020	Q4 2019	Change	Q4 2020	Q4 2019	Change
Revenue:
Total Revenue	$60.9	$66.2	(8)%	n/a	n/a	n/a
Subscription Revenue	$42.9	$40.7	5%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$52.6	$54.1	(3)%	n/a	n/a	n/a
Profitability:
Gross Profit	$35.5	$37.8	(6)%	$37.0	$39.4	(6)%
Operating Loss	$(13.4)	$(15.1)	$1.6	$(6.1)	$(6.4)	$0.3
Net Loss	$(18.2)	$(17.3)	$(0.9)	$(5.9)	$(4.7)	$(1.2)
Net Loss Per Share	$(0.42)	$(0.41)	$(0.01)	$(0.14)	$(0.11)	$(0.03)
Adjusted EBITDA	n/a	n/a	n/a	$(4.2)	$(4.6)	$0.5
Cash:
Net Cash Provided by Operating Activities	$12.5	$12.9	$(0.4)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$11.4	$11.0	$0.5

	GAAP			Non-GAAP
	FY 2020	FY 2019	Change	FY 2020	FY 2019	Change
Revenue:
Total Revenue	$252.4	$250.3	1%	n/a	n/a	n/a
Subscription Revenue	$170.5	$145.3	17%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$215.2	$203.5	6%	n/a	n/a	n/a
Annual Recurring Revenue ("ARR")	n/a	n/a	n/a	$209.7	$219.8	(5)%
Profitability:
Gross Profit	$147.8	$151.2	(2)%	$153.9	$157.8	(2)%
Operating Loss	$(66.1)	$(53.3)	$(12.7)	$(34.7)	$(19.8)	$(14.9)
Net Loss	$(77.0)	$(69.1)	$(7.9)	$(28.3)	$(14.2)	$(14.1)
Net Loss Per Share	$(1.78)	$(1.72)	$(0.06)	$(0.65)	$(0.35)	$(0.30)
Adjusted EBITDA	n/a	n/a	n/a	$(27.6)	$(13.2)	$(14.4)
Cash:
Net Cash (Used In) Provided by Operating Activities	$(49.4)	$5.2	$(71.7)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(53.3)	$(0.9)	$(52.5)

The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Designated as a 2020-2021 Great Place to Work-Certified™ company in recognition of PROS commitment to fostering a workplace culture that creates meaningful experiences for employees and impactful leadership.

•Expanded our partnership with SAP with the launch of PROS B2B pricing solutions on the SAP App Center, providing the SAP ecosystem with dynamic pricing capabilities that accelerate digital and omnichannel selling.

•Ranked as the top small-to-mid cap company in RBC Capital Markets’ ESG Software Scorecard in recognition of the quantity and quality of our environmental, social, and governance (ESG) disclosures and practices.

•Named Gold winner in the 2020 Best in Biz Awards for Sales Software Enterprise Product of the Year for PROS Smart CPQ in recognition of our market-leading digital selling technology.

•Appointed Martin Simoncic as Chief Customer Officer and Sherry Lautenbach as Senior Vice President of Global B2B Sales to drive end-to-end customer engagement and continued market adoption of PROS digital selling solutions.

•Welcomed new customers that are adopting our digital selling technology such as Breeze Airways, Carrier, Nippon Gases, among others.

Financial Outlook

PROS currently anticipates the following based on an estimated 44.2 million basic weighted average shares outstanding and a 22% non-GAAP estimated tax rate for the first quarter ending March 31, 2021.

	Q1 2021 Guidance	v. Q1 2020 at Mid-Point
Total Revenue	$59.7 to $60.7	(9)%
Subscription Revenue	$42.0 to $42.5	(2)%
Non-GAAP Loss Per Share	$(0.29) to $(0.27)	$(0.05)
Adjusted EBITDA	$(13.0) to $(12.0)	$(1.1)

Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Thursday, February 4, 2021, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Thursday, February 18, 2021, at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13714219.

About PROS

PROS Holdings, Inc. (NYSE: PRO) provides AI solutions that power commerce in the digital economy. PROS solutions bring intelligence to commerce by providing companies with predictive and prescriptive guidance that enables them to dynamically price, configure and sell their products and services across all channels with speed, precision and consistency. To learn more, visit www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the business impact and duration of the coronavirus (COVID-19) pandemic; our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP loss per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the impact of the COVID-19 pandemic, such as the scope and duration of the outbreak and timeframe for recovery of the travel industry, (b) cybersecurity, (c) increasing business from customers and maintaining subscription renewal rates, (d) managing our growth effectively, (e) disruptions from our third party data center, software, data, and other unrelated service providers, (f) implementing our solutions, (g) cloud operations, (h) intellectual property and third-party software, (i) acquiring and integrating businesses and/or technologies, (j) catastrophic events, (k) operating globally, including economic and commercial disruptions, (l) potential downturns in sales, (m) software innovation, (n) competition, (o) market acceptance of our software innovations, (p) maintaining our corporate culture, (q) personnel risks including loss of any key employees, (r) expanding and training our direct and indirect sales force, (s) evolving data privacy, cyber security and data localization laws, (t) our debt repayment obligations, (u) the timing of revenue recognition and cash flow from operations, (v) migrating customers to our latest cloud solutions, and (w) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP income (loss) from operations or non-GAAP operating loss, annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP subscription revenue, non-GAAP tax rate, non-GAAP net income (loss) or non-GAAP net loss, and diluted earnings (loss) per share or non-GAAP net loss per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of income (loss) by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of income (loss) by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, non-GAAP loss per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles, acquisition-related expenses, new headquarters noncash rent expense and debt extinguishment fees. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation:  Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.
•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•Acquisition-Related Expenses: Acquisition-related expenses include integration costs and other one-time direct costs associated with our acquisitions. These amounts are unrelated to our core performance during any particular period and are impacted by the timing and size of the acquisitions. We exclude acquisition-related expenses to provide investors a method to compare our operating results to prior periods and to peer companies because such amounts can vary significantly based on the frequency of acquisitions and magnitude of acquisition expenses.
•New Headquarters Noncash Rent Expense: Noncash rent expense is related to our new corporate headquarters and is incurred prior to occupation of this facility. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the noncash rent expense on the preoccupied new headquarters in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.
•Debt Extinguishment Fees: Debt extinguishment fees relate to third party fees incurred in connection with the retirement of our senior convertible notes due in December 2019. These amounts are unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the debt extinguishment fees in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.
Non-GAAP loss per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt discount and issuance costs and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP loss per share are calculated by dividing estimates for non-GAAP loss by our estimate of shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Discount and Issuance Costs: Amortization of debt discount and issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.

•Loss on Debt Extinguishment: Loss on debt extinguishment relates to the settlement of our senior convertible notes due in December 2019 and June 2047. This amount is unrelated to our core performance during any particular period and we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude the loss on debt extinguishment in order for investors to better understand our business performance and allow investors to compare our operating results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.
Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements recognized as license revenue in accordance with GAAP. ARR should be viewed independently of revenue and any other GAAP measure.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, amortization of acquisition-related intangibles, depreciation and amortization, new headquarters noncash rent expense, debt extinguishment fees and capitalized internal-use software development costs. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, less capital expenditures (excluding expenditures for PROS new headquarters), purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5895
ir@pros.com

Media Contact:
Amanda Parrish
832-924-4731
aparrish@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	December 31, 2020	December 31, 2019
Assets:
Current assets:
Cash and cash equivalents	$329,134	$306,077
Trade and other receivables, net of allowance of $4,122 and $214, respectively	49,578	65,074
Deferred costs, current	5,941	5,756
Prepaid and other current assets	9,647	9,038
Total current assets	394,300	385,945
Property and equipment, net	36,504	14,794
Operating lease right-of-use assets	30,689	26,550
Deferred costs, noncurrent	12,544	15,478
Intangibles, net	8,341	14,605
Goodwill	50,044	49,104
Other assets, noncurrent	7,549	6,831
Total assets	$539,971	$513,307
Liabilities and Stockholders’ Equity:
Current liabilities:
Accounts payable and other liabilities	$4,246	$9,098
Accrued liabilities	13,065	22,748
Accrued payroll and other employee benefits	25,514	32,656
Operating lease liabilities, current	5,937	7,173
Deferred revenue, current	99,156	124,459
Total current liabilities	147,918	196,134
Deferred revenue, noncurrent	11,372	17,801
Convertible debt, net, noncurrent	218,028	110,704
Operating lease liabilities, noncurrent	44,099	22,391
Other liabilities, noncurrent	1,517	1,281
Total liabilities	422,934	348,311
Stockholders' equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 48,142,267 and 47,310,846 shares issued, respectively; 43,461,544 and 42,630,123 shares outstanding, respectively	48	47
Additional paid-in capital	589,040	560,496
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(438,773)	(361,789)
Accumulated other comprehensive loss	(3,431)	(3,911)
Total stockholders’ equity	117,037	164,996
Total liabilities and stockholders’ equity	$539,971	$513,307

PROS Holdings, Inc.
Condensed Consolidated Statements of Income (Loss)
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Revenue:
Subscription	$42,897	$40,706	$170,473	$145,327
Maintenance and support	9,663	13,412	44,692	58,184
Total subscription, maintenance and support	52,560	54,118	215,165	203,511
Services	8,298	12,057	37,259	46,823
Total revenue	60,858	66,175	252,424	250,334
Cost of revenue:
Subscription	13,520	11,644	51,673	42,339
Maintenance and support	2,303	2,783	9,880	11,052
Total cost of subscription, maintenance and support	15,823	14,427	61,553	53,391
Services	9,496	13,934	43,080	45,726
Total cost of revenue	25,319	28,361	104,633	99,117
Gross profit	35,539	37,814	147,791	151,217
Operating expenses:
Selling and marketing	19,300	23,523	87,182	89,553
General and administrative	10,719	11,994	51,075	47,254
Research and development	18,946	17,114	75,614	67,246
Acquisition-related	—	254	—	502
Loss from operations	(13,426)	(15,071)	(66,080)	(53,338)
Convertible debt interest and amortization	(4,480)	(2,418)	(11,125)	(14,765)
Other (expense) income, net	(202)	247	897	(354)
Loss before income tax provision	(18,108)	(17,242)	(76,308)	(68,457)
Income tax provision	76	58	676	624
Net loss	$(18,184)	$(17,300)	$(76,984)	$(69,081)

Net loss per share:
Basic and diluted	$(0.42)	$(0.41)	$(1.78)	$(1.72)
Weighted average number of shares:
Basic and diluted	43,452	42,615	43,301	40,232

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Operating activities:
Net loss	$(18,184)	$(17,300)	$(76,984)	$(69,081)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	3,750	3,606	14,334	13,870
Amortization of debt discount and issuance costs	3,287	1,956	8,743	11,115
Share-based compensation	5,922	6,446	24,399	24,680
Deferred income tax, net	—	(119)	—	(119)
Provision for doubtful accounts	(766)	(754)	4,783	(754)
Loss on debt extinguishment	—	660	—	5,660
Changes in operating assets and liabilities:
Accounts and unbilled receivables	19,034	(8,385)	10,450	(22,273)
Deferred costs	406	(648)	2,749	(3,772)
Prepaid expenses and other assets	(1,507)	(462)	(1,376)	(5,044)
Operating lease right-of-use assets and liabilities	9,805	102	16,974	(61)
Accounts payable and other liabilities	(6,992)	2,879	(4,817)	2,550
Accrued liabilities	1,652	5,578	(9,848)	15,455
Accrued payroll and other employee benefits	3,495	5,220	(7,106)	7,937
Deferred revenue	(7,450)	14,073	(31,690)	25,082
Net cash provided by (used in) operating activities	12,452	12,852	(49,389)	5,245
Investing activities:
Purchases of property and equipment	(4,942)	(1,911)	(28,493)	(5,271)
Capitalized internal-use software development costs	(421)	(415)	(1,686)	(1,436)
Acquisition of Travelaer, net of cash acquired	—	—	—	(10,510)
Purchase of equity securities	(168)	(113)	(281)	(293)
Purchase of intangible asset	—	—	—	(50)
Net cash used in investing activities	(5,531)	(2,439)	(30,460)	(17,560)
Financing activities:
Proceeds from employee stock plans	—	—	2,824	1,995
Tax withholding related to net share settlement of stock awards	(147)	(2,155)	(20,481)	(23,753)
Proceeds from issuance of convertible debt, net	—	—	146,925	140,156
Debt issuance costs related to convertible debt	(344)	—	(1,019)	(860)
Purchase of capped call	—	—	(25,335)	(16,445)
Settlement of convertible debt	—	(21,660)	—	(97,678)
Proceeds from termination of bond hedge	—	—	—	64,819
Payment for termination of warrant	—	—	—	(45,243)
Net cash (used in) provided by financing activities	(491)	(23,815)	102,914	22,991
Effect of foreign currency rates on cash	352	317	(8)	(75)
Net change in cash and cash equivalents	6,782	(13,085)	23,057	10,601
Cash and cash equivalents:
Beginning of period	322,352	319,162	306,077	295,476
End of period	$329,134	$306,077	$329,134	$306,077

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 10.

	Three Months Ended December 31,		Quarter over Quarter	Year Ended December 31,		Year over Year
	2020	2019	% change	2020	2019	% change
GAAP gross profit	$35,539	$37,814	(6)%	$147,791	$151,217	(2)%
Non-GAAP adjustments:
New headquarters noncash rent expense	—	167		417	646
Amortization of acquisition-related intangibles	886	907		3,586	3,895
Share-based compensation	587	490		2,132	2,025
Non-GAAP gross profit	$37,012	$39,378	(6)%	$153,926	$157,783	(2)%

Non-GAAP gross margin	60.8%	59.5%		61.0%	63.0%

GAAP loss from operations	$(13,426)	$(15,071)	(11)%	$(66,080)	$(53,338)	24%
Non-GAAP adjustments:
Acquisition-related expenses	—	254		—	502
Debt extinguishment fees	—	—		—	319
New headquarters noncash rent expense	—	555		1,479	2,218
Amortization of acquisition-related intangibles	1,363	1,398		5,507	5,831
Share-based compensation	5,922	6,446		24,399	24,680
Total Non-GAAP adjustments	7,285	8,653		31,385	33,550
Non-GAAP loss from operations	$(6,141)	$(6,418)	(4)%	$(34,695)	$(19,788)	75%

Non-GAAP loss from operations % of total revenue	(10.1)%	(9.7)%		(13.7)%	(7.9)%

GAAP net loss	$(18,184)	$(17,300)	5%	$(76,984)	$(69,081)	11%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	7,285	8,653		31,385	33,550
Amortization of debt discount and issuance costs	3,277	1,945		8,703	11,074
Loss on debt extinguishment	—	660		—	5,660
Tax impact related to non-GAAP adjustments	1,736	1,375		8,645	4,623
Non-GAAP net loss	$(5,886)	$(4,667)	26%	$(28,251)	$(14,174)	99%

Non-GAAP diluted loss per share	$(0.14)	$(0.11)		$(0.65)	$(0.35)

Shares used in computing non-GAAP loss per share	43,452	42,615		43,301	40,232

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Cost of Subscription Items
New headquarters noncash rent expense	—	16	42	64
Amortization of acquisition-related intangibles	714	747	2,928	3,249
Share-based compensation	126	70	423	280
Total cost of subscription items	$840	$833	$3,393	$3,593

Cost of Maintenance Items
New headquarters noncash rent expense	—	27	64	110
Amortization of acquisition-related intangibles	172	160	658	646
Share-based compensation	64	45	242	197
Total cost of maintenance items	$236	$232	$964	$953

Cost of Services Items
New headquarters noncash rent expense	—	124	311	472
Share-based compensation	397	375	1,467	1,548
Total cost of services items	$397	$499	$1,778	$2,020

Sales and Marketing Items
New headquarters noncash rent expense	—	104	283	409
Amortization of acquisition-related intangibles	477	491	1,921	1,936
Share-based compensation	978	1,666	6,536	5,995
Total sales and marketing items	$1,455	$2,261	$8,740	$8,340

General and Administrative Items
New headquarters noncash rent expense	—	95	262	367
Debt extinguishment fees	—	—	—	319
Share-based compensation	2,710	2,930	9,670	11,451
Total general and administrative items	$2,710	$3,025	$9,932	$12,137

Research and Development Items
New headquarters noncash rent expense	—	189	517	796
Share-based compensation	1,647	1,360	6,061	5,209
Total research and development items	$1,647	$1,549	$6,578	$6,005

Acquisition-related expenses	$—	$254	$—	$502

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
Adjusted EBITDA
GAAP Loss from Operations	$(13,426)	$(15,071)	$(66,080)	$(53,338)
Acquisition-related expenses	—	254	—	502
Amortization of acquisition-related intangibles	1,363	1,398	5,507	5,831
New headquarters noncash rent expense	—	555	1,479	2,218
Debt extinguishment fees	—	—	—	319
Share-based compensation	5,922	6,446	24,399	24,680
Depreciation and other amortization	2,387	2,208	8,827	8,039
Capitalized internal-use software development costs	(421)	(415)	(1,686)	(1,436)
Adjusted EBITDA	$(4,175)	$(4,625)	$(27,554)	$(13,185)

Net cash provided by (used in) operating activities	$12,452	$12,852	$(49,389)	$5,245
Purchase of property and equipment (excluding new headquarters)	(601)	(1,481)	(2,248)	(4,626)
Purchase of intangible asset	—	—	—	(50)
Capitalized internal-use software development costs	(421)	(415)	(1,686)	(1,436)
Free Cash Flow	$11,430	$10,956	$(53,323)	$(867)

Guidance
			Q1 2021 Guidance
			Low	High
Adjusted EBITDA
GAAP Loss from Operations			$(24,300)	$(23,300)
Amortization of acquisition-related intangibles			900	900
Share-based compensation			8,200	8,200
Depreciation and other amortization			2,200	2,200
Adjusted EBITDA			$(13,000)	$(12,000)